Exhibit 99.1

NEWS RELEASE

Valley National Bancorp Announces Pricing Of Subordinated Notes

2026-05-11

NEW YORK, May 11, 2026 (GLOBE NEWSWIRE) — Valley National Bancorp (NASDAQ:VLY) (“Valley”), the holding company for Valley National Bank, announced today that it priced $500 million of its 6.219% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”). Interest on the Notes will accrue at a rate equal to (i) 6.219% per annum from the original issue date to, but excluding, June 1, 2031, payable semiannually in arrears, and (ii) a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 243 basis points from, and including, June 1, 2031, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes.

Valley intends to use an amount equal to the net proceeds from this offering to redeem, repurchase, repay, satisfy and discharge or otherwise repay, in part or in full, Valley’s 3.00% fixed-to-floating rate subordinated notes due June 15, 2031 and for general corporate purposes. The offering is expected to close on May 14, 2026, subject to customary closing conditions.

Keefe, Bruyette & Woods, A Stifel Company and Morgan Stanley & Co. LLC are acting as joint book-running managers for the Notes offering, with RBC Capital Markets, LLC and R. Seelaus & Co., LLC acting as co-managers.

The offering of the Notes is being made pursuant to an effective shelf registration statement (File No. 333-278527) (including base prospectus), a preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2026, and a final prospectus supplement to be filed with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the Notes offering can be obtained without charge by visiting the SEC’s website at www.sec.gov, or may be obtained by emailing Keefe, Bruyette & Woods, A Stifel Company at USCapitalMarkets@kbw.com or by calling Morgan Stanley & Co. LLC toll free at 866-718-1649.

About Valley

As the principal subsidiary of Valley National Bancorp (NASDAQ: VLY), Valley National Bank is a regional financial institution with over $64 billion in assets. Founded in 1927, Valley has more than 220 offices nationwide and serves clients across New Jersey, New York, Florida, Alabama, California, Illinois, Pennsylvania and Arizona. Valley delivers a full range of consumer, commercial, and wealth management solutions designed to support everything from homeownership and business growth to long-term financial planning. Big enough to support complex financial needs and small enough to stay deeply connected, Valley is grounded in a relationship-led approach focused on understanding people first. That same relationship-led approach guides Valley’s commitment to community investment and responsible corporate citizenship. To learn more, visit www.valley.com or call the Valley Customer Care Center at 800-522-4100.

Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about opportunities, market conditions and economic expectations. These statements may be identified by forward-looking terminology such as “intend,” “should,” “expect,” “believe,” “position,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project’’ or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, but are not limited to:

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the impact of market interest rates and monetary and fiscal policies of the U.S. federal government and its agencies in connection with prolonged inflationary pressures, which could have a material adverse effect on Valley’s clients, business, employees, and ability to provide services to its customers;

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the impact of unfavorable macroeconomic conditions or downturns, including instability or volatility in financial markets resulting from the impact of tariffs/import fees and other trade policies and practices, any retaliatory actions, related market uncertainty, or other factors; U.S. government debt default or rating downgrade; unanticipated loan delinquencies; loss of collateral; decreased service revenues; increased business disruptions or failures; reductions in employment; and other potential negative effects on Valley’s business, employees or clients caused by factors outside of Valley’s control, such as new legislation and policy changes under the current U.S. presidential administration, any shutdown of the U.S. federal government, geopolitical instabilities or events, including ongoing conflicts in the Middle East, natural and other disasters, including severe weather events and other climate-related risks, health emergencies, acts of terrorism, or other external events;

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the impact of any potential instability within the U.S. financial sector or future bank failures, including the possibility of a run on deposits by a coordinated deposit base, and the impact of any actual or perceived concerns regarding the soundness, or creditworthiness, of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including FDIC insurance assessments, or adverse impact on Valley’s stock price, deposits or Valley’s ability to borrow or raise capital;

•	the impact of negative public opinion regarding Valley or banks in general that damages Valley’s reputation and adversely impacts business and revenues;

•	changes in the statutes, regulations, policies, enforcement priorities, or composition of the federal bank regulatory agencies;

•	the loss of or decrease in lower-cost funding sources within Valley’s deposit base;

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investigations, damage verdicts, settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment-related claims, and other matters;

•	a prolonged downturn and contraction in the economy, as well as any decline in commercial real estate values collateralizing a significant portion of its loan portfolio;

•	higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law;

•	the inability to grow customer deposits to keep pace with the level of loan growth;

•	a material change in Valley’s allowance for credit losses due to forecasted economic conditions and/or unexpected credit deterioration in Valley’s loan and investment portfolios;

•	the need to supplement debt or equity capital to maintain or exceed internal capital thresholds;

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changes in Valley’s business, strategy, market conditions or other factors that may negatively impact the estimated fair value of Valley’s goodwill and other intangible assets and result in future impairment charges;

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greater than expected technology-related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations;

•	increased competitive challenges and competitive pressure on pricing of Valley’s products and services;

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Valley’s ability to stay current with rapid technological changes and evolving legal and regulatory requirements in the financial services industry, including developments relating to the use of artificial intelligence, blockchain, and related regulatory developments, as well as Valley’s ability to effectively assess and monitor the effects of, and risks associated with, the implementation and use of such technology;

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cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of Valley’s or Valley’s third-party service providers’websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage Valley’s systems or networks, and the increasing sophistication of such attacks and use of targeted tactics against the financial services industry;

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any disruption of Valley’s systems and network, or those of Valley’s third-party service providers, resulting from events that are wholly or partially beyond Valley’s control, including, for example, electrical, telecommunications,or other major service outages, or actions by employees, which may give rise to financial loss or liability;

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results of examinations by the Office of the Comptroller of the Currency, the Federal Reserve Bank, the Consumer Financial Protection Bureau and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require Valley to increase its allowance for credit losses, write-down assets, reimburse customers, change the way Valley does business, or limit or eliminate certain other banking activities;

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application of heightened regulatory standards for certain large insured national banks, and the expenses Valley will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to Valley;

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Valley’s inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in Valley’s capital requirements, or a decision to increase capital by retaining more earnings;

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unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on Valley’s business caused by severe weather and other climate-related risks, pandemics or other public health crises, acts of terrorism or other external events;

•	Valley’s ability to successfully execute its business plan and strategic initiatives; and

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unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, risk mitigation strategies, changes in regulatory lending guidance or other factors.

A detailed discussion of factors that could affect results is included in Valley’s SEC filings, including Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the year ended December 31, 2025.

Valley undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in expectations, except as required by law. Although Valley believes that the expectations reflected in the forward-looking statements are reasonable, there can be no guarantee as to future results, levels of activity, performance or achievements.

Contact:	Travis Lan
Senior Executive Vice President and
Chief Financial Officer
(973) 686-5007

Source: Valley National Bank

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